EXHIBIT INDEX

Exhibit Number	Description	Incorporated By Reference From

3.1	1983 Amended and Restated Certificate of Incorporation	(1)

3.2	Amendments to Amended and Restated Certificate of Incorporation	(2)

3.3	Amendment to Certificate of Incorporation, filed with the Connecticut Secretary of State on December 19, 2005	(3)

3.4	Amended and Restated By-Laws (as amended through September 18, 2008)

4	Specimen Common Stock Certificate	(1)

10.1	Purchase and Sale Agreement, dated January 28, 2003, Between Rockland Warehouse Center Corporation, as seller, and Dunnigan Realty, LLC, as buyer with respect to 30 Dunnigan Drive, Suffern, NY	(5)

10.2	$34,000,000 mortgage loan from John Hancock Life Insurance Company to Dunnigan Realty, secured by mortgage on 30 Dunnigan Drive, Suffern, NY	(6)

10.3	Leases of Company premises of which the lessor is Elliot S. Jaffe or members of his family or related trusts:
	10.6.1 Danbury, CT store	(1)
	10.6.2 Norwalk, CT dressbarn/dressbarn Woman store	(7)

10.4	Amended and Restated Lease between Dunnigan Realty, LLC, as landlord, and The Dress Barn, Inc., as tenant, dated June 24, 2003 for office and distribution space in Suffern, New York	(6)

10.5	The Dress Barn, Inc. 1993 Incentive Stock Option Plan	(8) *

10.6	The Dress Barn, Inc. 1995 Stock Option Plan	(9) *

10.7	The Dress Barn, Inc. 2001 Stock Incentive Plan (amended and restated effective September 29, 2005)	(10) *

10.8	Employment Agreement with Elliot S. Jaffe dated May 2, 2002	(11) *

10.9	Amendment dated July 10, 2006 to Employment Agreement dated May 2, 2002 with Elliot S. Jaffe	(12) *

10.10	Employment Agreement dated May 2, 2002 with David R. Jaffe	(11) *

10.11	Employment Agreement dated August 28, 2002 with Vivian Behrens	(13) *

10.12	Employment Agreement dated July 26, 2005 with Gene Wexler	(14) *

10.13	Supplemental Retirement Benefit Agreement with Mrs. Roslyn Jaffe dated August 29, 2006	(15) *

10.14	Consulting Agreement dated July 18, 2006 with Burt Steinberg Retail Consulting Ltd.	(16) *

10.15	The Dress Barn Inc. 2.5% Convertible Senior Notes due 2024	(17)

10.16	Credit Agreement dated as of December 21, 2005	(18)

10.17	First Amendment to Credit Agreement	(19)

10.18	Stock Purchase Agreement dated November 16, 2004 Among The Dress Barn, Inc., Maurices Incorporated and American Retail Group, Inc.	(20)

14	Code of Ethics for the Chief Executive Officer and Senior Financial Officers	(6)

21	Subsidiaries of the Registrant

23	Consent of Independent Registered Public Accounting Firm

31.1	Section 302 Certification of President and Chief Executive Officer

31.2	Section 302 Certification of Chief Financial Officer

32.1	Section 906 Certification of President and Chief Executive Officer

32.2	Section 906 Certification of Chief Financial Officer

References as follows:
(1)	The Company's Registration Statement on Form S-1 under the Securities Act of 1933 (Registration No. 2-82916) declared effective May 4, 1983.

(2)	The Company's Annual Report on Form 10-K for the fiscal year ended July 30, 1988.

(3)	The Company’s Registration Statement on Form S-8 under the Securities Act of 1933 (Registration No. 333-136061).

(4)	Omitted.

(5)	The Company’s Quarterly Report on Form 10-Q for the quarter ended January 25, 2003.

(6)	The Company’s Annual Report on Form 10-K for the fiscal year ended July 26, 2003.

(7)	The Company’s Annual Report on Form 10-K for the fiscal year ended July 25, 1992.

(8)	The Company's Registration Statement on Form S-8 under the Securities Act of 1933 (Registration No. 33-60196) filed on March 29, 1993.

(9)	The Company's Annual Report on Form 10-K for the fiscal year ended July 27, 1996.

(10)	The Company's Proxy Statement dated October 31, 2005, filed October 31, 2005.

(11)	The Company's Annual Report on Form 10-K for the fiscal year ended July 27, 2002.

(12)	The Company’s Report on Form 8-K filed July 13, 2006.

(13)	The Company's Quarterly Report on Form 10-Q for the quarter ended October 26, 2002.

(14)	The Company’s Annual Report on Form 10-K for the fiscal year ended July 30, 2005.

(15)	The Company’s Report on Form 8-K filed August 30, 2006.

(16)	The Company’s Report on Form 8-K filed July 19, 2006.

(17)	The Company's Registration Statement on Form S-1 under the Securities Act of 1933 (Registration No. 333-124512) filed on May 02, 2005.

(18)	The Company’s Report on Form 8-K filed December 23, 2005.

(19)	The Company’s Report on Form 8-K filed November 1, 2007.

(20)	The Company’s Report on Form 8-K filed November 17, 2004.